                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC  20549




                                   FORM 8-K/A

                           CURRENT REPORT AMMENDMENT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 27, 1995
                                                         ----------------

                             RITE AID CORPORATION
   ------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


            Delaware                1-5742             23-1614034
   ------------------------------------------------------------------------
      (State or other jurisdic-  (Commission        (IRS Employer Iden-
       tion of incorporation)     File Number)        tification No.)


              30 Hunter Lane
              Camp Hill, Pennsylvania                         17011
   ------------------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)


     Registrant's telephone number, including area code:    (717) 761-2633
                                                            --------------

                               Not applicable
   ------------------------------------------------------------------------
      (Former name or former address, if changed since last report)





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
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro Forma Financial Information

     Lake Acquisition Corporation, a wholly-owned subsidiary of Rite Aid Corporation, completed a cash tender offer for all outstanding shares of common stock of Perry Drug Stores, Inc. at a price of $11.00 per share. The tender offer expired at midnight, New York City Time, on Friday, January 27, 1995. The shares tendered, together with the 185,000 Perry shares beneficially owned by Rite Aid prior to commencement of the offer, constituted approximately 94.5% of Perry's 12,027,382 shares of common stock issued and outstanding. The remaining Perry shares will be acquired in a subsequent second-step merger transaction expected to occur on or about March 16, 1995. Perry operates 224 drugstores throughout Michigan. Perry also has a distribution center and administrative offices located near Pontiac, Michigan.

     The following unaudited pro forma condensed balance sheet as of November 26, 1994, was computed assuming that the acquisition of Perry Drug Stores, Inc. was consummated on November 26, 1994. The unaudited pro forma condensed statements of income for the year ended February 26, 1994, and the thirty-nine weeks ended November 26, 1994, were computed assuming that the acquisition of Perry Drug Stores, Inc. was consummated at the beginning of each period presented. The pro forma financial statements have been prepared by the Registrant based upon audited financial statements of the Registrant for the year ended February 26, 1994, and unaudited financial statements as of and for the thirty-nine weeks ended November 26, 1994, giving effect to the acquisitions under the purchase method of accounting. The assumptions and adjustments used are described in the accompanying notes to the pro forma financial statements.

     The Perry amounts in the pro forma condensed balance sheet were taken from the audited consolidated balance sheet of Perry Drug Stores, Inc. as of October 31, 1994. The Perry amounts in the pro forma condensed statement of income for the year ended February 26, 1994, were developed by taking Perry's audited statement of operations for the year ended October 31, 1993, subtracting from that the results for the quarter ended January 31, 1993 and adding the quarter ended January 31, 1994. The Perry amounts in the pro forma condensed statement of income for the thirty-nine weeks ended November 26, 1994, were developed by taking the audited statement of operations for the year ended October 31, 1994 and subtracting the results for the quarter ended January 31, 1994.

     These pro forma statements are not indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated or which may be obtained in the future. Since the valuation of the Perry assets is not yet completed, the amounts used for the pro forma adjustments are preliminary estimates. The pro forma financial statements should be read in conjunction with the related notes.





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



                RITE AID CORPORATION AND PERRY DRUG STORES, INC.

                       PRO FORMA CONDENSED BALANCE SHEET
                                  (Unaudited)
                                 (In Thousands)



                                     Rite Aid            Perry Drug                          Pro Forma
                                    Corporation         Stores, Inc.        Pro Forma        Combined
                                   Nov. 26, 1994       Oct. 31, 1994       Adjustments     Nov. 26, 1994
                                   -------------       -------------       -----------     -------------
ASSETS
- ------

Current Assets

  Cash                                $   15,140          $    7,798                          $   22,938
  Accounts and Notes Receivable          191,756              27,780                             219,536
  Inventories                            972,772             114,819          $  12,181 (a)    1,099,772
  Prepaid Expenses and Other
    Current Assets                        35,158              11,180                              46,338
                                      ----------          ----------          ---------       ----------
  Total Current Assets                 1,214,826             161,577             12,181        1,388,584

Property, Plant and Equipment          1,301,759              99,430             (9,012)(b)    1,392,177
  Less:  Accumulated Depreciation
         and Amortization                605,302              42,887             (4,768)(b)      643,421
                                      ----------          ----------          ---------       ----------
                                         696,457              56,543             (4,244)         748,756

Goodwill                                  26,574              19,000             45,796 (c)       91,370

Lease Acquisition Costs and Other
  Intangible Assets                      107,971               3,419             42,961 (d)      158,595
                                                                                  4,244 (b)
Other Assets                              77,518               5,219                              82,737
                                      ----------          ----------          ---------       ----------
                                      $2,123,346          $  245,758          $ 100,938       $2,470,042
                                      ==========          ==========          =========       ==========


LIABILITIES
- -----------

Current Liabilities

  Short-Term Debt and
    Current Maturities of
      Long-Term Debt                  $    31,708         $     180                           $   31,888
  Accounts Payable                        244,762            71,079                              315,841
  Income Taxes                             16,665                -            $   4,446 (f)       21,111
  Accrued Expenses and Other
    Current Liabilities                    63,889            24,800                               88,689
  Reserve for Restructuring and
    other Charges                          61,892                -                                61,892
                                       ----------        ----------           ---------       ----------
  Total Current Liabilities               418,916            96,059               4,446          519,421

Long Term Debt, less Current
  Maturities                              663,598            93,510            137,000 (e)       894,108


Deferred Income Taxes                      68,957                -              15,681 (f)        84,638

Stockholders' Equity
  Preferred Stock                              -                 -
  Common Stock                             90,290               601               (601)(g)        90,290
  Additional Paid-in Capital               60,425            58,532            (58,532)(g)        60,425
  Retained Earnings (Deficit)             916,169            (2,944)             2,944 (g)       916,169
  Cumulative Pension Liability
    Adjustments                            (2,014)                -                               (2,014)
  Treasury Stock, at Cost                 (92,995)                -                              (92,995)
                                       ----------       ------------          ---------       ----------
                                          971,875             56,189            (56,189)         971,875
                                       ----------       ------------          ---------       ----------
                                      $ 2,123,346       $    245,758          $ 100,938       $2,470,042
                                      ==========        ============          =========       ==========

See notes to pro forma condensed financial statements.




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

                RITE AID CORPORATION AND PERRY DRUG STORES, INC.

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                                  (Unaudited)
                (Dollars In Thousands Except Per Share Amounts)





                                        Rite Aid          Perry Drug                       Pro Forma
                                      Corporation        Stores, Inc.                      Combined
                                      Fiscal Year       Twelve Months                     Fiscal Year
                                         Ended              Ended          Pro Forma         Ended
                                     Feb. 26, 1994      Jan. 31, 1994     Adjustments    Feb. 26, 1994
                                     -------------      -------------     -----------    -------------
NET SALES                              $ 4,058,711         $  708,302                     $ 4,767,013

COSTS AND EXPENSES

  Cost of Goods Sold
    Including Occupany Costs             2,970,025            531,883      $  24,086 (h)    3,525,994

  Selling, General and
    Administrative Expenses                865,137            169,912        (24,086)(h)      997,731
                                                                             (15,750)(i)
                                                                               2,518 (j)

  Restructuring and Other Charges          149,196                 -                          149,196


  Interest Expense                          28,683              8,194          4,336 (k)       36,591
                                                                              (4,622)(l)
                                       -----------         ----------      ---------      -----------

Income (Loss) From Continuing
  Operations Before Income Taxes            45,670             (1,687)        13,518           57,501

Income Taxes                                19,462               (296)         5,853 (m)       25,019
                                       -----------         ----------      ---------      -----------

Income From Continuing Operations      $    26,208         $   (1,391)     $   7,665      $    32,482
                                       ===========         ==========      =========      ===========

Earnings Per Share From
  Continuing Operations                      $ .30                                               $.37
                                             =====                                               ====

WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING                           87,972,000                                         87,972,000



See notes to pro forma condensed financial statements.

                RITE AID CORPORATION AND PERRY DRUG STORES, INC.

                    PRO FORMA CONDENSED STATEMENT OF INCOME
                                  (Unaudited)
                (Dollars In Thousands Except Per Share Amounts)



                                        Rite Aid          Perry Drug                        Pro Forma
                                      Corporation        Stores, Inc.                       Combined
                                      Thirty-Nine        Nine Months                        Thirty-Nine
                                      Weeks Ended           Ended          Pro Forma        Weeks Ended
                                     Nov. 26, 1994       Oct. 31, 1994     Adjustments     Nov. 26, 1994
                                     -------------       -------------     -----------     -------------
NET SALES                             $ 3,180,085          $  546,486                        $3,726,571

COSTS AND EXPENSES

  Cost of Goods Sold,
    Including Occupancy Costs           2,334,994             404,507        $   18,065 (h)   2,757,566
  Selling, General and
    Administrative Expenses               671,823             132,126           (18,065)(h)     775,959

                                                                                (11,813)(i)

                                                                                  1,888 (j)


  Interest Expense                         28,956               6,306             4,571 (k)      36,875

                                                                                 (2,958)(l)
                                      -----------          ----------        ----------     -----------

Income From Continuing Operations
  Before Income Taxes                     144,312               3,547             8,312         156,171

Income Taxes                               56,280                 865             3,723          60,868
                                      -----------          ----------        ----------     -----------

Income From Continuing Operations     $    88,032          $    2,682        $    4,589     $    95,303
                                      ===========          ==========        ==========     ===========

Earnings Per Share From
  Continuing Operations                     $1.04                                                 $1.12
                                            =====                                                 =====

WEIGHTED AVERAGE NUMBER OF SHARES
  OUTSTANDING                          84,977,000                                            84,977,000




See notes to pro forma condensed financial statements.

                RITE AID CORPORATION AND PERRY DRUG STORES, INC.

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

Balance Sheet Pro Forma Adjustments

(a)  Eliminate LIFO reserve to record inventory at its fair value.

(b) Reclassify the value of Perry's favorable lease rights out of fixed assets.

(c)  Record the net additional goodwill purchased from Perry.

(d) Record the net additional value of favorable leases and prescription lists purchased from Perry.

(e)  Additional long-term debt to finance the Perry acquisition.

(f)  Deferred income taxes related to revaluation of Perry assets.

(g)  Eliminated Perry's equity amounts.


Statement of Income Pro Forma Adjustments

(h)  Reclassify Perry's occupancy costs to cost of goods sold.

(i)  Elimination of Perry's corporate administrative expenses.

(j) Net additional amortization expense related to the net additional favorable leases, prescription lists and goodwill acquired from Perry.

(k) Additional interest expense related to the debt incurred to finance the Perry acquisition.

(l) Interest expense savings resulting from replacing Perry's debt with Rite Aid commercial paper financing.

(m)  Tax effect of pro forma adjustments.





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
                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Rite Aid Corporation


Date:  March 3, 1995                     BY:   /s/  Frank Bergonzi
       -------------                     ----------------------------------
                                              Frank Bergonzi
                                              Senior Vice President,
                                              Finance





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